Changes in accounting policies	12 Months Ended
Dec. 31, 2021
Changes in accounting policies
Changes in accounting policies

3 Changes in accounting policies

Starting from 2021, the amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16 “Interest Rate Benchmark Reform — Phase 2” (hereinafter the amendments) are effective. The amendments provide practical expedients and temporary exceptions from the application of some IFRS requirements related to financial instruments measured at amortised cost and/or hedging relationships modified as a consequence of the interest rate benchmark reform. This reform, still ongoing, provides for the replacement of some benchmark interest rates, e.g. LIBOR (London Interbank Offered Rate), with alternative risk-free rates.

With reference to the Eni Group, an internal working group has been set up to monitor the regulatory and market developments, as well as to support the assessment of the impacts arising from the reform, the measurement of the exposures to benchmark rates to be replaced, the identification of the changes to be implemented (e.g. renegotiation of loans with counterparties, implementation of fallback clauses, updating of information systems, etc.) and the transition to alternative risk-free rates.

As December 31, 2021, the Group holds, principally, financial instruments indexed to USD LIBOR benchmark rates, affected by the reform, which will be replaced by June 30, 2023 with SOFR (Secured Overnight Financing Rate). Such financial instruments are essentially represented by bonds relating to the Euro Medium Term Notes program for an amount of 1,750 million of U.S. dollars. The Group has adhered, in December 2021, to the IBOR fallbacks protocol published by the International Swaps and Derivatives Association (ISDA).

The other amendments to IFRSs effective from January 1, 2021 and adopted by Eni did not have a material impact on the Consolidated Financial Statements.